©MagneGas Corporation Fuel for Tomorrow June 2014

©MagneGas Corporation Disclaimer – Forward looking statements 2 ▪ This presentation includes forward - looking statements within the meaning of Section 27 - A of the Securities Act of 1933 , and Section 21 - E of the Securities Exchange Act of 1934 . ▪ Such statements include declarations regarding the intent, belief, or current expectations of the company and its management . ▪ Prospective investors are cautioned that any such forward - looking statements are not guarantees of future performance, and involve a number of risks and uncertainties that can materially affect actual results as identified from time to time in the Company’s Reports . ▪ Forward looking statements provided herein as of a specified date are not hereby reaffirmed or updated . Cautionary Statement Regarding Forward - Looking Statements

©MagneGas Corporation COMPANY OVERVIEW 3

Company Highlights

Patented, Sustainable, Disruptive Technology and Fuel Source	▪ Patented technology gasifies or sterilizes a variety of feedstock, producing a hydrogen-based fuel called MagneGas ▪ Yields low emissions when burned with other fuels
Company Founded in 2007, Trading on NASDAQ	▪ Company founded in 2007, Trading on NASDAQ since August 2012 ▪ Added to Russell Microcap® Index
World Class Technology	▪ Former Chairman and Chief Scientist, Dr. Ruggero Santilli, a former Harvard and MIT scientist developed MagneGas technology over 30+ years of research
Three Different Business Models	▪ Replace acetylene with MagneGas via retail and distribution ▪ Gasification and sterilization units transform waste to energy ▪ Co-combustion with traditional fuels reduces emissions
Growth Potential	▪ Growth is expected in sales of fuel for metal cutting and through strategic partnerships with waste treatment companies, electric companies and energy companies

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©MagneGas Corporation TARGET MARKETS 5

©MagneGas Corporation Three Targeted Industries 6 * Based on analysis conducted in the USA and with MagneGas partners in Australia and Europe Value Proposition Market Segments MagneGas sterilizes quickly and efficiently using Plasma Arc Through™ technology* MagneGas has many benefits over existing fuels and a safer production process to replace acetylene Waste Water Treatment Industrial Gas The high flame temperature of MagneGas burns existing fuels cleaner through co - combustion* Electric Utilities and Co - Combustion

©MagneGas Corporation TECHNOLOGY 7

©MagneGas Corporation MagneGas TM Power Plant 8 Certain liquids require further testing or dilution to process

©MagneGas Corporation Two Operating Modes 9 Oil Based Liquids Hazardous Liquids Vehicle Fuel Metal Working Sewage/Sludge Manures Irrigation Water Fertilizer Liquid Inputs Applications Gasification Mode Sterilization Mode Certain liquids require further testing or dilution to process

©MagneGas Corporation Plasma Arc Through™ How Is It Better? 10 ▪ Submerged gasification ▪ Gas is ready to use ▪ Inherently more efficient ▪ Only Electricity, Liquid and Electrodes are Needed ▪ Smaller Mobile Units ▪ Liquid Flows Through Electrodes Plasma Arc Through™ recycler units come in a range of sizes and through - put capacities and are built to fit flatbed trailers allowing for simple transportation and a small installed footprint

Independent Verifications

Flame Temperature


the
City College
of New York

The very high flame temperature of MagneGas was independently by the City College of New York at 10,500 F or 5,800 C

Sterilization



Sterilization Confirmed:

- Sewage & Sludge
- Livestock Blood
- Leachates
- EU Confirmed
- USA Pending

Co-Combustion (in progress)



MagneGas is seeking independent verification from two reference organization in Coal Power and Diesel markets

©MagneGas Corporation MagneGas 11

©MagneGas Corporation INDUSTRIAL GAS 12

©MagneGas Corporation Industrial Gas 13 MagneGas has many benefits over existing fuels and a safer production process to replace acetylene Industrial Gas Value Proposition Market Segment • Can be used for metal cutting, cooking, heating, or powering natural gas bi - fuel automobiles . • Interchangeable with natural gas or can be co - combusted with existing hydrocarbon fuels . • Cost competitive /clean burning fuel . • Lowest green house gas emissions when compared to fossil fuel . • Dissipates in the atmosphere, unlike acetylene, which pools on the ground creating major explosion risk

Acetylene Price Increase +35% Since 2012

"Apart from being increasingly expensive, acetylene is in my opinion the most dangerous industrial gas available on the market today."
Terry Vernille, SVP of Gas Sales MagneGas Corp

- **Acetylene price increases are unsustainable**
- **MagneGas Targets 20% Price Reduction Vs Acetylene**

Consumer Price Index, Timetric, London https://timetric.com/index/3fYvtdcNQcmGRblV5x5jhg/

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The "Hottest" Trend in Metal Working

- **It's Less Expensive**
  - *Acetylene costs have risen 50-60% over the last 5 years*[1]
- **It's Faster**
  - *BTUs directed, not dispersed – target area heats more quickly*
- **It's Cleaner**
  - *Company believes it burns cleaner than competitive industrial gases*
- **Its Hotter**
  - *Measured 10,500F / 5,800C degree flame temperature*[2]

Market Opportunity: $5+ Billion

High Flame Temperature and Very Low Emissions Provide MagneGas with Several Key Advantages Over Competitive Industrial Gases Including Safety and Efficiency when Compared with Acetylene





Attribute	Acetylene	MagneGas
Slag	Significant	Little to None
Top Edge Rollover	Significant	None
Soot	Significant	None
Noxious/Harmful Fumes	Significant Hazard	Minimal (Yields 12% Oxygen)
Pooling if Leaked	Significant Hazard	None (Lighter than Air)
Heat Affected Zone	Wide	Narrow
Useable Gas in Cylinder	80%	100%

Note 1: Price increase estimate according to J&M Acetylene Manufacturing Co.
Note 2: Flame temperature independently verified by City College of New York

©MagneGas Corporation MagneGas 15

©MagneGas Corporation Safer Production Method over Acetylene 16 MagneGas TM can be a Threat to the $5 Billion Global Acetylene Market As Acetylene Production Is Increasingly Under Threat, MagneGas Offers a Safer, Greener and Cleaner Alternative Production System

©MagneGas Corporation Progress in Metal Working Market 17 Growing Distribution Channels ▪ Driving direct retail strategy in local Florida area and distribution model elsewhere ▪ Developing distributor relationships nationally Key Management Hires ▪ Hired Industry Experts with experience in AirGas, Matheson and Air Liquide Developing Niche Markets ▪ Fire and Rescue market particularly interested in MagneGas safety, stability and speed of cutting (NYFD and Clearwater) ▪ Final testing of the US Navy Completed Acquire Gas Distributor ▪ Signed LOI to Acquire local gas distributor to use as a platform to grow sales

©MagneGas Corporation WASTE WATER TREATMENT 18

©MagneGas Corporation Waste Water Treatment 19 MagneGas sterilizes quickly and efficiently using Plasma Arc Through™ technology* Waste Water Treatment * Based on analysis conducted in the USA and with MagneGas partners in Europe Value Proposition Market Segment • Patented technology to sterilize liquid waste . • Can be used for agricultural, municipal, or industrial waste to create irrigation water or fertilizer . • U . S . EPA and European approval/verification . • Pursuing sewage sterilization and other sterilization opportunities with active discussions in Brazil, Costa Rica, South Korea and other countries

©MagneGas Corporation MagneGas – Simplicity Value Proposition 20 ▪ High volume of liquid sterilized in Sterilization mode ▪ Complete elimination of small quantity liquid in Gasification Mode ▪ Space savings over existing methods of treatment ▪ A versatile syngas and sterilized water are the results of the gasification process MagneGas’ First Business Line Uses Heat from the Plasma Arc System to Gasify or Sterilize Liquid Wastes

Two Year EU Study Successful

MagneGas Italy in partnership with one of the largest sewage treatment companies in Europe independently verifies that MagneGas treated sewage exceeds European norms for fertilization and irrigation



20 X Magnification of Pathogens



Simple Business Model of Disposal Cost Reduction*:

Industrial Sludge Disposal	Eur 160	
Cost Sterilization	Eur 8	
Post MagneGas Disposal	Eur 70	
Savings Per Ton	**Eur 82**	**50%**

*Based on results from Magnegas partner in Europe

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©MagneGas Corporation Results from Recent US Testing 22 • MagneGas Corp recently tested swine manure to confirm sterilization • Results of the recent Swine Manure Sterilization trials meet Rule 503.32 requirements making swine manure suitable for Class A treatment

©MagneGas Corporation ELECTRIC UTILITIES & CO - COMBUSTION 23

©MagneGas Corporation Electric Utilities & Co - Combustion 24 * Based on analysis conducted in the USA and with MagneGas partners in Australia and Europe The high flame temperature of MagneGas burns existing fuels cleaner through co - combustion* Electric Utilities and Co - Combustion Value Proposition Market Segments • MagneGas fuel has a very high combustion flame temperature of 10 , 500 F or 3 , 800 C . • The higher the temperature, the more complete the combustion of the fuel and the cleaner the emissions . • Ability to inject MagneGas into any form of fossil fuel as a catalyst to improve combustion . • Independent verification underway from two reference organizations in Coal Power and Diesel markets

©MagneGas Corporation EPA Laboratory Combustion Results 25 Element Gasoline 2 Natural Gas 1 EPA Standards Hydro - carbons (gm/mil) 0.026 0.234 0.380 0.41 Carbon Monoxide (gm/mil) 0.262 1.965 5.494 3.40 Nitrogen Oxides (gm/mil) 0.281 0.247 .732 1.00 Carbon Dioxide (gm/mil) 235 458 464 No EPA standard Oxygen 9% - 12% 0.5% - 0.7% 0.5% - 0.7% No EPA standard 1. The data was obtained using a Honda Civic adapted to run on natural gas or MagneGas TM without catalytic converter . 2. The data was obtained using a Honda Civic adapted to run on natural gas or Magnegas TM without catalytic converter. .

©MagneGas Corporation Natural Gas 26 Combustion of pure MagneGas vs Natural gas in identical vehicle d3

©MagneGas Corporation Traditional Combustion Co - Combustion 27 Waste Emissions Energy Fuel FutureEnergy Pty Ltd (Australia) filed a provisional patent application to use MagneGas gas in co - combustion applications, it is shared 50% with MagneGas corp. MagneGas Co - Combustion Power Plant

Co-Combustion

Advantages

- CO_2 is Reduced 30-40%
- Heat is Increased 50-100%
- Nox & CO Reduced 50-90%
- Particulates Almost Eliminated

Value Proposition

- High flame temperature of MagneGas when utilized in the co-combustion vertical unlocks **greater energy creation potential** with **fewer emission** from hydrocarbon fuels

Financial Upside

- Estimated $4 million of annual revenue per coal fired plant converted to MagneGas[1]
- Mgmt estimates a total market of 547 coal fired power plants in USA alone

MagneGas Co-Combustion


Energy
Waste Emissions
Power Plant
OIL
MagneGas
Fuel

1. Based on EU Carbon Pricing and on results with Magnegas partner in Australia.

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©MagneGas Corporation Co - Combustion 29 *MagneGas is working with several technology partners world - wide to verify and commercialize co - combustion. Results based on da ta received from Magnegas partner in Australia Electricity Generation* Coal Coal & Oxygen 11% 13 % Carbon Dioxide (CO 2 ) 15% 9% (40%) Carbon Monoxide (CO) 58 ppm 28 ppm (52%) Nitrous Oxides (NO x ) 160 ppm 46 ppm (71%) Stack temp 371 C 700 F 3,000 C 5,400 F Diesel Power* Diesel Diesel & Oxygen 18% 21 % Carbon Dioxide (CO 2 ) 3% 1% (66%) Carbon Monoxide (CO) 664 pm 57 ppm (91%) Nitrous Oxides (NO x ) 148 ppm 10 ppm (93%) Exhaust temp 89C 192F 23C 73F

©MagneGas Corporation Coal Co - Combustion December Testing 30 Heating Phase Initial Combustion MagneGas Co - Combustion

Example of Competitive Technology

- **Progress Energy Crystal River FL Installed Scrubbers**
- **North Plant 4&5 2 x 700 MWH**
- **Operating expenses are high**
- **$1.4B to install scrubbers for this power plant***

> ***"What could be the value of a 30% CO2 reduction to the coal diesel markets?"*, Ermanno Santilli CEO MagneGas Corp**

https://www.progress-energy.com/company/media-room/news-archive/press-release.page?title=Progress+Energy+Florida+completes+clean+air+project+at+Crystal+River+Energy+Complex+&pubdate=05-25-2010

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©MagneGas Corporation Why Co - Combustion 32 ▪ Coal is the most abundant energy source in the world ▪ Diesel co - combustion systems are established in transport ▪ Coal and diesel supply chains are well established ▪ Higher combustion temperatures result in higher efficiency ▪ Higher efficiency results in lower emissions With It’s Elevated Combustion Temperatures MagneGas is Seeking Confirmation That it Reduces Emissions Through More Efficient Combustion of Coal and Diesel

©MagneGas Corporation Four Separate Co - Combustion Projects 33 ▪ In USA MagneGas Corp is working with a regional utility and confidential partner ▪ In USA MagneGas Corp has signed a contract with a leading technical university working with Pratt & Whitney, GE & Siemens ▪ In Australia FutureEnergy LLC is working with a local university ▪ In Italy MagneGas is negotiating contracts for testing with local partner and National Agency for Alternative Energy

©MagneGas Corporation GROWTH OPPORTUNITIES 34

MagneGas' Recent Business Catalysts

Magnegas signs LOI to acquire Gas Distributor

- Local Florida gas distributor been in business over 20 years
- Company expected to generated $2M revenue 2014
- Will allow platform for expansion

"Given that a key objective of the US Navy is to reduce secondary smoke from their metal cutting applications we are confident that MagneGas will perform very well in this final phase" – Jack Armstrong, EVP Operations, MagneGas

MagneGas Signs Multiple Independent Industrial Gas Distributors

- MagneGas signs new distributors in Florida, Michigan and New York
- Existing distributors in Michigan, Pennsylvania and Florida continue to distribute fuel

"...there is no other gas on the planet that can cut some of these very large castings, we have found that only MagneGas can," - Project Manager at LVI

Recent Board Changes Create Independent Board

- With Dr. Santilli's resignation from Board and addition of key Board members, the Company has made the shift from family owned and operated to fully independent and added key leadership personnel.

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MagneGas' Recent Business Catalysts

Fire and Rescue Services Adopting MagneGas

- MagneGas was tested as a replacement to Acetylene, Petrogen and Plasma cutters to be used on fire trucks for and extraction
- Currently approved at the NYFD and Clearwater FD

"It is easy to use, safer than conventional fuels, and has excellent metal cutting properties. It also fits seamlessly into our green initiatives program. For those reasons we are looking forward to the use of this new innovative product," stated Special Operations Fire Chief, Kent Watts

Pursuit of Co-Combustion Emission Reduction Projects & Strategic Alliances

- Multiple concurrent projects with MagneGas business partners and approved national testing labs in progress
- Multiple internal tests world-wide show more efficient combustion and lower emissions with potential significant implications for energy industries

"This new technology improves the market use of MagneGas clean burning fuel and we are excited at the future potential of this application," David Johnston, Director, MagneGas Australia

Ramp up Efforts to Sell Equipment for Liquid Sterilization Systems

- Signed several new international brokers for equipment sales
- GM Testing in negotiation phase to pilot several projects
- Held World Wide Summit with Global Partners to Develop Markets

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Future Growth Drivers

Key 2013-2014 Research & Market Development Efforts

- Filed Six Provisional and Definitive Patents Over Past 12 Months ✔
- Small Mobile units for International Markets Designed Q1 2014 ✔
- Hire W2E Market Expert ✔
- Develop bench-top units for rapid testing of target liquids ✔
- Confirm with 3rd party reference organization co-combustion (Coal, Diesel)
- Launch 2nd generation gas target date Q3 2014 ✔
- High pressure bulk storage for 2nd generation gas Q3 2014
- Conclude Market Development with Univ. of Georgia and Georgia Tech Q4 2014
- New power systems with improved efficiency over off the shelf units
- Extraction and collection of Hydrogen from MagneGas
- Molecular bonding of MagneGas or Hydrogen to traditional fuels for 2nd generation co-combustion

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©MagneGas Corporation MANAGEMENT 38

©MagneGas Corporation Management Team 39 Ermanno P. Santilli Chief Executive Officer Jack Armstrong EVP of Strategic Alliances John Pace VP of Liquid Waste to Energy Sales ▪ Mr . Santilli spent over 15 years with Fortune 500 brands such as Club Car, Bobcat, Thermo King, and Trane at Ingersoll Rand Company ▪ He stewarded global and international businesses with diverse teams of sales, marketing, engineering, sourcing, finance, and distribution . Founded MagneGas Europe where he became an expert in the MagneGas technology and business model and its various applications . ▪ Holds Bachelor of Science degree from Boston College Carroll School of Management and a MBA from the Indiana University Kelley School of Management . ▪ Mr . Armstrong has over 20 years experience in the capital markets raising an estimated $ 5 B of funds over his career . ▪ He was a Managing Director at Piper Jaffray , Head of Trading at ThinkEquity Partners and recently the Senior Vice President of the Corporate Client Group at Northland Capital Markets . ▪ Mr . Armstrong received a Bachelors of Administration in Economics from Arizona State University . Luisa Ingargiola Chief Financial Officer ▪ Investment Advisor at Limited Partnership Division of Boston Capital where she worked with investors and partners to report investment results, file tax forms and recommend investments . ▪ Budget and Expense Manager at MetLife Insurance Company . In this capacity she managed a $ 30 million dollar annual budget . ▪ Received a Bachelor Degree in Business Administration and a concentration in Finance from Boston University and a Master Degree from the University of South Florida . ▪ Mr . Pace is a twenty plus year sales and marketing veteran and one of the three Co - Founders of Ideal Image Development Corporation, the largest and most successful franchise chain in the industry . ▪ Mr . Pace launched Ideal Image’s national franchise campaign and set multiple sales records for a first year start - up company . Terry Vernille EVP of Industrial Gas ▪ Mr . Vernille is a certified welding engineer, CWI, and NDT - II qualified with over 25 years’ experience in the Industrial Gas and Welding industry . ▪ The past 17 years he acted as a welding engineer bringing end to end solutions for ensuring the optimization of welding, cutting and fabrication operations in the US

Independent Board Members

Robert Dingess
Interim Chairman

- Mr. Dingess has extensive experience in managing franchise operations. Most recently, Mr. Dingess served as the Chief Executive Officer of Ideal Management Services, Inc., since April, 2004.
- Previously, Mr. Dingess served as the Chief Executive and owner of Dingess & Associates, Inc., a healthcare consulting group and was a healthcare consulting partner with Ernst & Young.
- MBA

Kevin Pollack, Esq
Director

- Mr. Pollack serves as President of Short Hills Capital LLC, CFO and Director of Lightlake Therapeutics Inc. (LLTP), and Director of Pressure BioSciences, Inc. (PBIO).
- Previously at Paragon Capital, Banc of America Securities, and Sidley Austin.
- JD/MBA

William Staunton
Director

- Mr. Staunton III brings extensive experience in the semi-conductor industry, with specific background in Military and Space Contracting.
- Mr. Staunton has been the President of Accel–RF Corporation, a provider of RF Reliability Test Systems for compound semiconductor devices since 2012
- Founded Kokua Executives LLC.

Joe Stone
Director

- He has been a partner at Pace Petroleum, LLC since 2006, a private oil and natural gas company.
- Mr. Stone was an SVP at Lehman Brothers within the Global Mergers & Acquisitions group.
- Managing Director Blackhill Partners LLC
- MBA

Chris Huntington
Director

- Mr. Huntington co-founded the strategic consulting firm, New Energy Fund Advisors, LLC and co-founded Skyfuel, Inc, a solar thermal power technology company.
- Mr. Huntington founded Redhook Renewable Energy Ventures, LLC
- Mr. Huntington previously worked at CNN as a financial news reporter.
- Principal of Encap Development LLC

MagneGas has acquired critical, industry specific skills and market access to the board and management team which will drive future success

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©MagneGas Corporation FINANCIAL HIGHLIGHTS 41

©MagneGas Corporation 2nd Quarter Financial Highlights 42 • Revenues for the six months ended June 30, 2014 increased 40% over the same period in 2013 and were $369,931 and $264,325, respectively ; • Operating expenses remained flat at $3,170,612 versus $3,135,941 for the same period prior year ; • The Company had an ending cash balance of $6,438,599 on June 30, 2014 versus $216,523 on December 31, 2013. Poised for growth with major upcoming catalysts, strong balance sheet, and highly scalable business model

©MagneGas Corporation Capital Structure 43 June 1, 2014 Basic Common Stock Issued and Outstanding 31,886,374 Class A Preferred Shares Outstanding ($.001 Par Value; No Coupon; 100,000 Voting Rights per Share – Controlled by Dr. Santilli & Family) 1,000,000 Stock Options (@ $.85 to $1.50) (employee owned, vesting) 3,177,000 Stock Warrants (@$2.50) 15,000 Stock Warrants (@$3.00) (November 2011 PIPE Investors) 1,980,438 Stock Warrants (@$4.00) (March 2012 PIPE Investors) 1,067,687 Stock Warrants (@$1.35) (June 2013 Offering) 770,996 Stock Warrants (@$1.11) (January 2014 Offering) 2,676,416 Stock Warrants (@$2.15) (March 2014 Offering ) 1,724,138

©MagneGas Corporation Contact 44 CONTACT Luisa Ingargiola, CFO MagneGas Corporation (727) - 934 - 3448 Luisa.Ingargiola@MagneGas.com COMPANY INFORMATION 150 Rainville Road Tarpon Springs, FL 34689 www.MagneGas.com